                                                                    Exhibit 10.5

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated March 27, 2002 (this "Amendment"), by and among the following:

     (i) TEAM MUCHO, INC., an Ohio corporation (formerly known as TEAM AMERICA CORPORATION) ("Parent"), MUCHO.COM, INC., a Nevada corporation and a wholly-owned subsidiary of the Parent ("Mucho.com") (Parent and Mucho.com, together with any and all of their respective successors and assigns, are herein referred to individually, collectively and interchangeably as "Borrower" and "Borrowers");

     (ii) THE PROVIDENT BANK and THE HUNTINGTON NATIONAL BANK (herein, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"); and

     (iii) THE PROVIDENT BANK, an Ohio banking corporation, in its capacity as agent for Lenders under this Agreement and the Loan Documents (herein, interchangeably, "Provident" or the "Agent");

     WITNESSETH, THAT:

     WHEREAS, Borrowers, Lenders and Agent are parties to a certain Credit Agreement dated as of January 3, 2001, as amended by First Amendment dated December 7, 2001 (collectively, the "Credit Agreement"), and capitalized terms used herein but not defined herein have the meanings assigned to them in the Credit Agreement;

     WHEREAS, Mucho.com's operations were discontinued in the last quarter of 2001, Borrowers have requested the amendments set forth in this Amendment and Agent and Lenders are willing to agree to such amendments on the condition that Borrowers execute and deliver this Amendment;

     NOW, THEREFORE, in consideration of the mutual promises of the parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

     1. Fees. Borrowers agree on the date hereof to pay to Agent for the pro rata benefit of Lenders a fee in an amount equal to Seventy Thousand Dollars ($70,000). Borrowers further agree to pay to Agent for the pro rata benefit of Lenders an additional fee in an amount equal to one percent of the outstanding principal balance of the Loans outstanding as of June 30, 2002 in the event that Borrowers have not (i) received cash proceeds of not less than $2,000,000 from the issuance of Capital Stock of Parent, (ii) obtained a commitment acceptable to Agent and Lenders from a third party for its acquisition of not less than $2,000,000 of Capital Stock of Parent with a closing date acceptable to Agent and Lenders, (iii) refinanced in full the Indebtedness of Borrowers to Lenders under the Credit Agreement, or (iv) obtained a commitment acceptable to Agent and Lenders from one or more financing sources for the refinancing in full of the

Indebtedness of Borrowers to Lenders under the Credit Agreement.

     2. Amendments.

        (a) Notwithstanding anything to the contrary contained in the Credit
Agreement:

            (i) Effective as of December 29, 2001, Section 7.8 of the Credit Agreement (Consolidated Senior Debt Leverage Ratio) is hereby deleted in its entirety and of no further force or effect.

            (ii) Effective as of December 29, 2001, the table set forth at the end of Article 7 of the Credit Agreement (Financial Covenants) is hereby amended in its entirety to read as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                   Minimum       Consolidated
                          Current     Interest     Fixed Chg       EBITDA        Senior Debt        Parent Debt
   Computation Date        Ratio      Coverage     Coverage        (000's)         Leverage          Leverage
-----------------------------------------------------------------------------------------------------------------
March 31, 2001              1.00        2.00         1.50          $ 2,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
June 30, 2001               1.00        2.00         1.50          $ 2,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
September 30, 2001          1.00        2.00         1.50          $ 2,000            3.25              2.00
-----------------------------------------------------------------------------------------------------------------
December 29, 2001           0.50        2.00         1.50          $ 2,000            N/A               2.75
-----------------------------------------------------------------------------------------------------------------
March 31, 2002              0.50        2.00         1.50          $ 2,000            N/A               2.75
-----------------------------------------------------------------------------------------------------------------
June 30, 2002               0.75        2.00         1.50          $ 2,000            N/A               2.50
-----------------------------------------------------------------------------------------------------------------
September 30, 2002          0.75        2.00         1.50          $ 2,000            N/A               2.50
-----------------------------------------------------------------------------------------------------------------
December 31, 2002           0.75        2.00         1.50          $ 2,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
March 31, 2003              1.00        2.00         1.20          $ 2,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
June 30, 2003               1.00        2.00         1.20          $ 2,300            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
September 30, 2003          1.00        2.00         1.20          $ 2,600            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
December 31, 2003           1.00        2.00         1.20          $ 3,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
March 31, 2004              1.00        2.00         1.20          $ 3,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
June 30, 2004               1.00        2.00         1.20          $ 3,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
September 31, 2004          1.00        2.00         1.20          $ 3,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
December 31, 2004           1.00        2.00         1.20          $ 3,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
March 31, 2005              1.00        2.00         1.20          $ 3,000            N/A               2.00
-----------------------------------------------------------------------------------------------------------------
Thereafter                  1.00        2.00         1.20          $ 3,500            N/A               2.00
-----------------------------------------------------------------------------------------------------------------

        (b) Notwithstanding any prior computations made by Borrowers in respect of the financial covenants set forth in Article 7 of the Credit Agreement, Borrowers hereby covenant to and agree with Lenders that their computations shall strictly adhere to the terms and conditions of the Credit Agreement and that no deviation by Borrowers from such terms and conditions in prior computations shall be deemed to constitute an acceptance of such deviation by Lenders now or in the future.

     3. No Other Changes. The remainder of the terms and conditions of the Credit Agreement not specifically and expressly amended by this Amendment shall remain unchanged and in full force and effect as originally written and the parties hereto ratify and reconfirm the same and all of such remaining terms and conditions shall apply to this Amendment. If any term or condition of this Amendment conflicts with any term or condition of the Credit Agreement, this Amendment shall control such conflict.

     4. Counterparts. This Amendment may be executed simultaneously in one or more identical counterparts, each of which shall deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written in Cincinnati, Ohio.


                                            TEAM AMERICA CORPORATION

                                            By:      /S/ JOSE C. BLANCO
                                                     ---------------------------
                                            Name:        JOSE C. BLANCO
                                                     ---------------------------
                                            Title:   CHIEF FINANCIAL OFFICER
                                                     ---------------------------


                                            MUCHO.COM, INC.

                                            By:      /S/ JOSE C. BLANCO
                                                     ---------------------------
                                            Name:        JOSE C. BLANCO
                                                     ---------------------------
                                            Title:   CHIEF FINANCIAL OFFICER
                                                     ---------------------------


                                            THE PROVIDENT BANK
                                              for itself and as Agent

                                            By:       /S/ THOMAS W. DOE
                                                     ---------------------------
                                            Name:         THOMAS W. DOE
                                                     ---------------------------
                                            Title:   VICE PRESIDENT
                                                     ---------------------------


                                            THE HUNTINGTON NATIONAL BANK

                                            By:      /S/ NANCY J. CRACOLICE
                                                     ---------------------------
                                            Name:        NANCY J. CRACOLICE
                                                     ---------------------------
                                            Title:   VICE PRESIDENT
                                                     ---------------------------



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